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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 11, 2000



                          SCB COMPUTER TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



           TENNESSEE                   000-27694               62-1201561
 (State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)               File Number)       Identification Number)

        3800 FOREST HILL-IRENE, SUITE 100, MEMPHIS, TENNESSEE       38125
               (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code:  (901) 754-6577

                                       N/A
          (Former name or former address, if changed since last report)


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         Effective April 29, 2000, Technology Management Resources, Inc., a
Tennessee corporation and a wholly-owned subsidiary of the Registrant, sold substantially all of its assets to MAXIMUS, Inc., a Virginia corporation. This transaction was initially reported on a Current Report on Form 8-K dated April 29, 2000 (the "Original Form 8-K"). This Amendment is being filed to amend Item 7(b) of the Original Form 8-K in its entirety.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (b) Pro Forma Financial Information. On July 3, 2000, the Registrant announced that it will restate its financial statements for the fiscal years ended April 30, 1998 and 1999, and each of the quarters in the nine-month fiscal period ended January 31, 2000. In view of this circumstance, the Registrant intends to defer the filing of the pro forma financial information required by this Item 7(b) until such time as amended annual and quarterly reports containing the restated financial statements are filed with the Securities and Exchange Commission.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 11, 2000



                                       SCB COMPUTER TECHNOLOGY, INC.



                                       By:  /s/ Michael J. Boling
                                           -------------------------------------
                                             Michael J. Boling
                                             Executive Vice President - Finance
                                             and Chief Financial Officer




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